NUVEEN U.S. INFRASTRUCTURE BOND FUND

(FORMERLY NUVEEN U.S. INFRASTRUCTURE INCOME FUND)

SUPPLEMENT DATED FEBRUARY 28, 2015

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2014

The following changes are effective as of February 28, 2015:

1.	The fund’s name is changed from “Nuveen U.S. Infrastructure Income Fund” to “Nuveen U.S. Infrastructure Bond Fund.”

2.	The fifth paragraph of the section “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Other debt securities in which the Fund may invest include:

●	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; and

●	fixed and floating rate loans, including senior loans and secured and unsecured junior loans.

3.	The following sections are deleted in their entirety: “Principal Risks—Convertible Security Risk” and “Principal Risks—Preferred Security Risk.”

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-USIS-0215P